Cooper Standard Fourth Quarter and Full Year Earnings Call March 21, 2011 Exhibit 99.2

cooperstandard
Introduction & Agenda
•
Introduction:
Glenn Dong, Treasurer
•
Executive Overview:
Jim McElya, CEO
•
Business Highlights:
Keith Stephenson, COO
•
Financial Review & 2011 Guidance:
Allen Campbell, CFO
•
Questions & Answers

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Safe Harbor

In addition to historical information, certain statements contained herein are forward-looking statements within the meaning of federal securities laws, and Cooper Standard Automotive
(Cooper Standard) intends that such forward-looking statements be subject to the safe-harbor created thereby.
These forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, the impact of “fresh-start” accounting, the impact of the company’s bankruptcy on its future performance and other information that is not historical information. When used herein, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,”
“forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Cooper Standard’s current expectations and various assumptions. Cooper Standard’s expectations, beliefs and projections are expressed in good faith and Cooper Standard believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.

Safe Harbor

This presentation includes forward-looking statements, reflecting current analysis and expectations, based on what are believed to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: the inability to compare the company’s financial condition or results historically due to fresh start accounting; the company’s emergence from bankruptcy will reduce or eliminate certain tax benefits; the company’s emergence from bankruptcy may adversely effect its operations going forward; the company’s dependence on the automotive industry; the company’s dependence on certain major customers; the company's ability to generate cash to service its indebtedness and dividend obligations of preferred shares; availability and cost of raw materials; the uncertainty of the company’s ability to meet significant increases in demand; competition in the industry; sovereign and other risks related to the company conducting operations outside the United States; the uncertainty of the company’s ability to achieve expected cost reduction savings; the company’s exposure to product liability and warranty claims; labor conditions; escalating pricing pressures from our customers; the company’s ability to meet customers’ needs for new and improved products in a timely manner; potential conflicts of interests between certain shareholders and the company; the company’s legal rights to its intellectual property portfolio; the company’s underfunded pension plans; the actual return on pension assets, environmental and other regulations; the possibility that the company’s acquisition strategy will not be successful; and the possibility of impairment charges relating to goodwill and long-
lived assets. There may be other factors that may cause the company’s actual results to differ materially from the forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.
There may be other factors that may cause the company’s actual results to differ materially from the forward-
looking statements. Cooper Standard undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.
cooperstandard

Jim McElya Chairman & CEO Executive Overview 4Q & Full Year 2010

Executive Overview
• Innovative, global solutions provider for broad and
diverse customer base
• Advantageous business model, proven record of
profitable operating performance
• Five lanes for revenue growth
– Industry recovery
– Emerging markets
– Global platforms
– Green technology trends
– Opportunistic acquisitions
• Strong balance sheet

Ready to Thrive in the New Competitive Landscape
and Drive Shareholder Value
cooperstandard

Executive Overview:  Year and Quarter Review
• 2010:
– Solid financial performance
– Increased gross profit margin
– Annual Gross business awards of $613 million*
– Strong cash flow
– Strong balance sheet
• 4
th
Quarter:
– Strong adjusted EBITDA margin run-rate
– 43% of total 2010 launch

* Based on currently estimated production volumes for the future periods pertaining to the awards; includes new, replacement and conquest business.
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Executive Overview:  Industry Conditions
• Capacity and raw materials concerns
• Suppliers adding back growth-related costs
• Continued growth in emerging markets
• Increased demand for new technology
• Industry consolidation creating opportunities, as
global automotive production improves
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Five Lanes for Revenue Growth • Industry recovery • Emerging markets • Global platforms • Green technology trends • Opportunistic acquisitions

2011 Priorities
• Continue expansion in Asia & South America
• Aggressively pursue business on global platforms
• Leverage global alliance with Nishikawa
• Successfully launch new technologies
• Manage raw material costs and supply
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Business Highlights 4Q & Full Year 2010 Keith Stephenson Chief Operating Officer

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Business Highlights 4
th
Quarter 2010
• Solid revenue growth in all regions
• Recognized by customers for quality excellence
• Q4 launched $183 million in annualized sales,
across multiple product lines
• Launched new generation of pump technology to
support introduction of electric vehicles
• Continued focus on operational excellence

Sales By Region
Asia Pacific
8%
South
America
6%
Europe
34%
North
America
52%

Sales By Product Groups
Thermal
Mangement
9%
Fuel, Brake &
Emissions
30%
Specialty
Markets
3%
Anti-Vibration
Systems
9%
Sealing
49%

Sales By Region & Product Groups Full Year 2010 = $2.4 Billion Note: Inclusion of JV sales would increase Asia Pacific share to 15% cooperstandard 13

Headquarters
Joint Venture Operation
Manufacturing
Manufacturing / Technical Center
Sales / Manufacturing
Presence in Emerging Markets
Huayan
Kunshan
Panyu
Shanghai
Wuhu
Changchun
Chongqing
Jingzhou
Varginha
Camaçari
São Bernardo
Dharuhera
Manesar
Chennai
Pune
Sahibabad
Brazil
Brazil
China
China
India
India

CHERY
FIAT
Ford
GM
Mahindra
MARUTI SUZUKI
SAIC MOTOR 上海汽车
PEUGEOT
RENAULT NISSAN
TATA
TOYOTA

2011 Emerging Markets Vehicle Launches

QQ3 A3
M-11
Fiesta
Mondeo Mazda 3
Golf
Palio
Siena
Fiesta
EcoSport
Corsa
Civic
C-3
C-4
Logan
Polo
Saveiro
Corolla
Indigo
March
Figo
Scorpio
Xylo
Wagon
R
Alto
City
Punto
Spark
Etios
LaCrosse
Lacetti
Epica
China India Brazil Automaker
Ace
Indicruz
408
MG3
S100
Passat
MPV
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Cooper Standard’s Top 20 Platforms 4Q 2010

#5 GM
Silverado/Sierra
#2 Ford
Tribute/Escape
#20 Peugeot
308/408
#1 Ford
F-150
#7 Ford
Fusion / Edge
#9 Ford
Ecosport/Fiesta
#13 Chrysler
Journey
#8 Ford
Mondeo/Freelander/
V50/V70
#14 Fiat
Palio/Strada/Doblo
#3 GM
Tahoe/Yukon/
Escalade
#4 Ford
Fiesta/Fusion
#10 GM
Impala
#6 GM
Lacrosse/Insignia
#11 Fiat
Linea/Punto
#12 VW -Audi
Passat/Beduin
#19 Chrysler / Nissan
Ram / Titan
#15 BMW
3-Series
#18 Ford
Focus/Kuga/Axela
#17 GM
Chevy Traverse /
Acadia / Enclave
#16 Ford
F-Series Super Duty
Cooper
Standard
products are
consistently
on the top
selling
global
platforms
Broad customer mix across multiple vehicle segments
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Vehicle Launches 4Q 2010
North America Europe Asia Pacific South America
– Chrysler 300
Thermal
Management
– Fiat 500
Sealing, Thermal
Management
– Ford Explorer
Sealing; Liftgate
Obstacle Detection
System; Fuel, Brake
& Emissions;
Thermal
Management
– Ford Eco-Engine
Thermal
Management
– Nissan Leaf
Thermal
Management
– Audi A6
Sealing
– Daimler
Mercedes SLK
Sealing
– Ford Focus
Sealing
– Volvo S60/C70
Fuel, Brake &
Emissions
– GM
Celta/Prisma
Sealing
– GM  Meriva
Sealing
– GM Alpheon
(LaCrosse)
Sealing, Fuel, Brake
& Emissions
– Tata Indicruz
Sealing
– Toyota Etios
Sealing
– VW Passat
Sealing
Audi A6
GM Alpheon/LaCrosse
GM Meriva
Fiat 500
cooperstandard 17

Advanced Products for Emerging Trends
Bright Trim Sealing
Direct Injection
Fuel Rails
Exhaust Gas
Recirculation (EGR)
Module
Coolant Pump
Thermal Management
Key customer benefits:
• Increases fuel economy
• Lighter weight
• Increased efficiency
• Optimizes coolant flow
Opportunity:
• Increasing need for
cooling as engines
become smaller and
more complex
• Increase content vs.
current auxiliary pump
Fuel, Brake & Emissions
Key customer benefits:
• Increases fuel economy
through improved burn
• Reduced emissions
Opportunity:
• Increased global
adoption of direct
injection engines
• Proprietary design &
engineering
• Few competitors
Fuel, Brake & Emissions
Key customer benefits:
• Reduce emissions
• Improves fuel economy
• Integrated solution,
reduced footprint
Opportunity:
• Increasing need due to
regulation
• Increasing adoption of
diesel
• Few competitors offer
integrated solution
Sealing
Key customer benefits:
• Functionally integrates
sealing and trim
• Multiple innovative options
(stainless, aluminum, film)
• Ease of assembly
Opportunity:
• Consumer preference
• Ability to integrate into
modules
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Focus on Operational Excellence
• Disciplined approach to restructuring and Lean
– Target annual cost savings 4% of sales
• Manufacturing design and process expertise
– Won 2 Honda Brazil awards in 4Q
• Disciplined model for acquisition integration
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Financial Overview
4Q & Full Year 2010
Allen Campbell
Chief Financial Officer
Due to Cooper Standard’s adoption of fresh start reporting on May 31, 2010, in some of its financial reports, the company’s financial information for periods ended on or prior to May 31, 2010 is described as relating to Predecessor periods, and financial information for periods ended after May 31, 2010 is described as relating to Successor periods.
For purposes of this financial overview, the company is presenting financial information for Predecessor and
Successor periods on a combined basis so that results of operations for the three and nine months ended September
30, 2010 can be more readily compared with the corresponding periods in the prior year. The company believes that presenting this financial information on a combined basis provides management and investors with a more meaningful perspective on ongoing financial and operational performance and trends. For a presentation of results of operations and other financial information on an uncombined basis, please refer to Cooper Standard’s  Quarterly
Report on Form 10-Q for the quarter ended September 30, 2010, which was filed with the SEC on November 12,
2010.

4Q and Full Year 2010 Performance
$ Millions
Q4 2009
Q4 2010
Net Sales $577.6 $603.7
Operating Profit (Loss)
$  37.2 $  25.7
Gross Profit
$  91.1 $  96.8
FY 2009 FY 2010
$1,945.3 $2,414.1
$  (344.1) $   142.2
$   266.3 $   409.6
Net Income (Loss)
$  37.4 $  14.8 $  (356.1) $   676.9
Adjusted EBITDA
$  61.7 $   176.5 $   276.5 $  70.8
% Margin 10.2% 9.1% 12.3% 11.5%
SGA
$  53.3 $  67.9 $   199.6 $   251.7
cooperstandard 21

EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions
2009 2010
Net Income (Loss) $(356.1)
$ 676.9
Provision for income tax expense (benefit)
(55.7)
EBITDA $(233.7)
$ 893.8
Restructuring 32.4 6.4
Adjusted EBITDA
$ 176.5 $ 276.5
45.0
12 Months Ended December 31st
Net Interest expense
64.3
69.5
Depreciation and amortization 113.8 102.4
Bond repurchase
(9.1)
Foreign exchange (gains)/losses
(4.0)
--
17.1
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 26
Reorganization / Fresh Start/ Impairment
(660.0)
Inventory write-up
--
8.1
EBITDA excl. Reorg & Impairment
233.8 147.2
380.9
Reorganization related fees 7.7 0.4
Other 0.9 (1.7)
Right sizing of German facilities --
5.8
Stock based compensation 1.4 6.6
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Cash Flow 4Q 2010
Cash Balance as of September 30 232.3 $
   Cash generated 62.2
Cash Balance as of December 31 294.5 $
($ in Millions)
Q4 - 2010
Cash from Operations 37.9 $
Changes in operating assets & liabilities 52.4
Cash from Operations 90.3 $
Capital Expenditures (30.9)
Cash from Operations less CAPEX 59.4 $
Proceeds from sale of fixed assets 2.5
Financing Activities (1.6)
Foreign Exchange/Other 1.9
Net Cash Generated in Q4 62.2 $
cooperstandard 23

Liquidity as of December 31, 2010
Cash on Balance Sheet $294.5M
ABL Revolver  125.0M
Letters of Credit (33.2)M
Total Liquidity $386.3 M
Flexible capital structure allows for future growth opportunities
• 27% increase in cash from the prior
quarter
• ABL Revolver undrawn
• Net leverage = $182 million
• Net leverage ratio = 0.7x
• No major debt maturity until 2018
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$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,291
Q1-10
Q4-10
Debt
Cash
$265
$477
$295

2011 Guidance*
• Sales:  $2.5 billion - $2.6 billion
• Capital expenditures: $90 million - $100 million
• Cash restructuring: $10 million - $20 million
• Cash taxes: $25 million - $30 million
*
Guidance is based on IHS December North American production of 12.9 million, and Europe (including Russia) production of 18.6 million.
cooperstandard

Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.
cooperstandard

Questions & Answers

2011 Summary
• Continue expansion in Asia & South America
• Aggressively pursue business on global platforms
• Leverage global alliance with Nishikawa
• Successfully launch new technologies
• Manage raw material costs and supply

Ready to Thrive in the New Competitive Landscape
and Drive Shareholder Value
cooperstandard

Appendix

cooperstandard

Three Months Ended
December 31, 2010
Net income 14.8 $
Provision for income tax benefit (0.3)
Interest expense, net of interest income 10.8
Depreciation and amortization 29.8
EBITDA 55.1 $
Restructuring
(1)
(0.7)
Stock-based compensation
(2)
2.8
Severance
(3)
5.8
Other (1.3)
Adjusted EBITDA 61.7 $
(1) Includes non-cash restructuring.
(2) Non-cash stock amortization expense and non-cash stock option expense.
(3) Severance costs associated with the right sizing of our German facilities.
4
th
Quarter 2010 Adjusted EBITDA